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                                                                   EXHIBIT 14(a)


                       CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholders
   ARK Funds:

     We consent to the use of our report dated June 6, 1997, incorporated by reference herein on Form N-14.


                                                KPMG Peat Marwick LLP

Boston, Massachusetts
February 12, 1998